SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

DECEMBER 22, 2003

Date of Report

DECEMBER 19, 2003

(Date of Earliest Event Reported)

EAPI ENTERTAINMENT, INC.

(Exact Name of Registrant as Specified in its Charter)


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Nevada                   0-30096             77-0454933
----------------  ---------------------  -------------------
(State or other   (Commission File No.)   (IRS Employer I.D.
Jurisdiction)                             No.)
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201  -  20436  FRASER  HIGHWAY
LANGLEY,  BC  V3A  4G2
CANADA

(Address of Principal Executive Offices)

604-514-3044

Registrant's Telephone Number

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On December 19, 2003 the Company agreed to change its principal accountant. The former principal accountant of the Company, Hawkins Accounting, resigned as they made a decision not to register with the new PCAOB.
     The Company has never received any adverse opinion or a disclaimer of opinion, or opinion that was qualified or modified as to uncertainty, audit scope, or accounting principles from the former principal accountant.
     The Company Board of Directors accepted the resignation of the former principal accountant.


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     The  Company  has  not  had  any  disagreements  with  the former principal accountant.

(b) On December 22, 2003 the Company has agreed to engage a new principal accountant. The newly engage Certified Public Accounting firm is:

     Weinberg & Company, PA
     Certified Public Accountants
     1875 Century Park East
     Suite 600
     Los Angels, CA
     90067

     The Company has never consulted or engaged the new principal accountant regarding any accounting or business issue of the Company prior to their engagement as principal accountants.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

Exhibits

(a)  Letter from Hawkins Accounting on no accounting disagreements
(b)  Letter from Hawkins Accounting on review of 8-K statements


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EXHIBIT NUMBER           SEC REFERENCE           DESCRIPTION
----------------------  -----------------------  -------------------
1                        2                       Letter from Hawkins
                                                 Accounting
----------------------  -----------------------  -------------------
2                        2                       Letter from Hawkins
                                                 Accounting
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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2003          EAPI Entertainment, Inc.
                                 By: /s/ Peter Gardner, President


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